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                                   March 18, 1999




FOR IMMEDIATE RELEASE

Wm. Wrigley Jr. Co. (WWY)
President and Chief Executive Officer



     The Board of Directors of the Wm. Wrigley Jr. Company announced today that William Wrigley, Jr. has been named President and Chief Executive Officer.

     This  action  follows  his  being  named  acting President on
March 7, 1999   and  the   unfortunate   death  on  March 8, 1999
of  Mr. William Wrigley, the Company's President and CEO since
1961.




FROM:     WM. WRIGLEY JR. COMPANY
          Wm. M. Piet, Vice President - Corporate Affairs
          Phone: (312) 644-2121